UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                October 24, 2006
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)


                           WSFS Financial Corporation
                           --------------------------
             (Exact name of Registrant as specified in its Charter)

       Delaware                          0-16668                    22-2866913
----------------------------          ---------------             -------------
(State or other jurisdiction          (SEC Commission             (IRS Employer
     of incorporation)                   File No.)                Identification
                                                                      Number)

838 Market Street, Wilmington, Delaware                                19899
---------------------------------------                                -----
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (302)792-6000
                                                    -------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__   Written communications pursuant to Rule 425 under the Securities Act
__   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                           WSFS FINANCIAL CORPORATION
                           --------------------------


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 2.02         Results of Operation and Financial Condition
                  --------------------------------------------

         On October 24, 2006, the Registrant issued a press release to report earnings for the quarter ended September 30, 2006. A copy of the press release is furnished with this Form 8-K as an exhibit.


Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

         (d) Exhibits:

                  99       Press Release dated October 24, 2006

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            WSFS FINANCIAL CORPORATION


Date: October 25, 2006                 By:  /s/Stephen A. Fowle
                                            ------------------------------------
                                            Stephen A. Fowle
                                            Chief Financial Officer